UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 5, 2012

Midstates Petroleum Company, Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35512 (Commission file number)	45-3691816 (I.R.S. employer identification number)

4400 Post Oak Parkway, Suite 1900 Houston, Texas (Address of principal executive offices)	77027 (Zip code)

Registrant’s telephone number, including area code: (713) 595-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K of Midstates Petroleum Company, Inc. (the “Company”) filed with the United States Securities and Exchange Commission on September 5, 2012 related to Midstates Petroleum Company LLC’s (“Midstates Sub”), a wholly owned subsidiary of the Company, acquisition of certain interests in producing oil and natural gas assets and unevaluated leasehold acreage in Oklahoma and Kansas and the related hedging instruments (the “Eagle Energy Acquisition”). This amendment includes historical unaudited interim financial statements of the businesses acquired as of September 30, 2012 and for the nine months ended September 30, 2012 and 2011, and unaudited pro forma financial information as of September 30, 2012, for the twelve months ended December 31, 2011 and the nine months ended September 30, 2012.

Item 8.01                                           Other Events.

On January 1, 2013, we adopted Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities (ASU 2011-11), which enhances disclosures by requiring an entity to disclose information about netting arrangements, including rights of offset, to enable users of its financial statements to understand the effect of those arrangements on its financial position and ASU No. 2013-01, Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (ASU 2013-01), which requires clarification of the specific instruments that should be considered in these disclosures. These pronouncements were issued to facilitate comparison between financial statements prepared on the basis of accounting principles generally accepted in the United States and International Financial Reporting Standards. These updates are effective for annual and interim reporting periods beginning on or after January 1, 2013 and are to be applied retroactively for all comparative periods presented. The impact of retrospectively adjusting for the adoption of these pronouncements was immaterial to our historical consolidated financial statements.

The following presents the unaudited retrospective application of ASU 2011-11 and ASU 2013-01 by providing reconciliation between the gross assets and liabilities reflected on the balance sheet and the potential effects of master netting arrangements on the fair value of the Company’s derivative contracts at December 31, 2012 and December 31, 2011.

		December 31, 2012
Not Designated as ASC 815 Hedges:	Balance Sheet Classification	Gross Recognized Assets/Liabilities	Gross Amounts Offset	Net Recognized Fair Value Assets/Liabilities
Derivative assets:
Commodity contracts	Derivative financial instruments - current	$21,603	$15,908	$5,695
Commodity contracts	Derivative financial instruments - noncurrent	1,998	281	1,717
		$23,601	$16,189	$7,412
Derivative liabilities:
Commodity contracts	Derivative financial instruments - current	$23,490	$15,908	$7,582
Commodity contracts	Derivative financial instruments - noncurrent	4,224	281	3,943
		$27,714	$16,189	$11,525

		December 31, 2011
Not Designated as ASC 815 Hedges:	Balance Sheet Classification	Gross Recognized Assets/Liabilities	Gross Amounts Offset	Net Recognized Fair Value Assets/Liabilities
Derivative assets:
Commodity contracts	Derivative financial instruments - current	$5,682	$725	$4,957
Commodity contracts	Derivative financial instruments - noncurrent	588	—	588
		$6,270	$725	$5,545
Derivative liabilities:
Commodity contracts	Derivative financial instruments - current	$13,324	$725	$12,599
Commodity contracts	Derivative financial instruments - noncurrent	10,178	—	10,178
		$23,502	$725	$22,777

Item 9.01                                           Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired

The unaudited consolidated financial statements of Eagle Energy Company of Oklahoma, LLC as of and for the nine months ended September 30, 2011 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2012 and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2012, both to give effect to the Eagle Energy Acquisition, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Eagle Energy Company of Oklahoma, LLC Unaudited Historical Consolidated Financial Statements

99.2	—	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: June 20, 2013
	By:	/s/ Eric J. Christ
Eric J. Christ
Assistant Corporate Secretary

EXHIBIT INDEX

No.	Description

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Eagle Energy Company of Oklahoma, LLC Unaudited Historical Consolidated Financial Statements

99.2	—	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements